UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2021
MIND Technology, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400,                                 77380
The Woodlands, Texas

________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant’s telephone number, including area code:	(281)	353-4475

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2021 Virtual Annual Meeting (the “Annual Meeting”) of stockholders of MIND Technology, Inc., a Delaware corporation (the “Company”), stockholders were requested to (1) elect six individuals to serve on the Board of Directors of the Company until the next annual meeting of stockholders, each until their respective successors are duly elected and qualified; (2) approve an amendment to the MIND Technology, Inc. Amended and Restated Stock Awards Plan ; (3) approve, on an advisory basis, Named Executive Officer compensation; and (4) ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. Each proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 28, 2021.

The results of voting on the proposals submitted to vote of the Company's stockholders are set forth below.
1. The election of six individuals to serve on the Board of Directors until the next annual meeting of stockholders, to hold office until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	6,073,565	636,007	2,909,378
Robert P. Capps	6,498,869	210,703	2,909,378
William H. Hilarides	6,134,357	575,215	2,909,378
Robert J. Albers	6,479,534	230,038	2,909,378
Thomas S. Glanville	6,117,158	592,414	2,909,378
Marcus Rowland	6,443,807	265,765	2,909,378
2. The approval of an amendment to the MIND Technology, Inc. Amended and Restated Stock Awards Plan:

Voted For	Voted Against	Abstentions	Broker Non-Votes
5,523,374	1,056,993	129,205	2,909,378
3. The approval, on an advisory basis, of Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
6,432,024	145,305	132,243	2,909,378
4. The ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022:

Voted For	Voted Against	Abstentions	Broker Non-Votes
9,591,807	5,272	21,871	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

July 16, 2021	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer